EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    26-May-04                                                          31-May-04

    Distribution Date:       BMW VEHICLE OWNER TRUST 2002-A             Period #
    25-Jun-04                                                                 25

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    Balances
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                                                                                              Initial                  Period End
         Receivables                                                                   $1,401,763,032                $403,839,026
         Reserve Account                                                                  $14,017,630                 $10,513,223
         Yield Supplement Overcollateralization                                            $6,397,885                  $1,992,678
         Class A-1 Notes                                                                 $311,000,000                          $0
         Class A-2 Notes                                                                 $358,426,000                          $0
         Class A-3 Notes                                                                 $446,779,000                $122,686,201
         Class A-4 Notes                                                                 $251,253,000                $251,253,000
         Class B Notes                                                                    $27,907,000                 $27,907,000

    Current Collection Period
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         Beginning Receivables Outstanding                                               $429,490,771
         Calculation of Total Distribution Amount
              Regular Principal Distributable Amount
                  Receipts of Scheduled Principal                                         $14,647,039
                  Receipts of Pre-Paid Principal                                          $10,697,879
                  Liquidation Proceeds                                                       $170,824
                  Principal Balance Allocable to Gross Charge-offs                           $136,004
              Total Receipts of Principal                                                 $25,651,746

              Interest Distribution Amount
                  Receipts of Interest                                                     $2,301,317
                  Servicer Advances                                                           $65,213
                  Reimbursement of Previous Servicer Advances                                      $0
                  Accrued Interest on Purchased Receivables                                        $0
                  Recoveries                                                                  $60,096
                  Net Investment Earnings                                                      $8,046
              Total Receipts of Interest                                                   $2,434,673

              Release from Reserve Account                                                         $0

         Total Distribution Amount                                                        $27,950,415

         Ending Receivables Outstanding                                                  $403,839,026

    Servicer Advance Amounts
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         Beginning Period Unreimbursed Previous Servicer Advance                           $2,152,093
         Current Period Servicer Advance                                                      $65,213
         Current Reimbursement of Previous Servicer Advance                                        $0
         Ending Period Unreimbursed Previous Servicer Advances                             $2,217,306

    Collection Account
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         Deposits to Collection Account                                                   $27,950,415
         Withdrawals from Collection Account
              Servicing Fees                                                                 $357,909
              Class A Noteholder Interest Distribution                                     $1,403,150
              First Priority Principal Distribution                                                $0
              Class B Noteholder Interest Distribution                                       $112,791
              Regular Principal Distribution                                              $25,522,000
              Reserve Account Deposit                                                              $0
              Unpaid Trustee Fees                                                                  $0
              Excess Funds Released to Depositor                                             $554,565
         Total Distributions from Collection Account                                      $27,950,415



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    Excess Funds Released to the Depositor
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              Release from Reserve Account                                          $0
              Release from Collection Account                                 $554,565
         Total Excess Funds Released to the Depositor                         $554,565

    Note Distribution Account
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         Amount Deposited from the Collection Account                      $27,037,941
         Amount Deposited from the Reserve Account                                  $0
         Amount Paid to Noteholders                                        $27,037,941

    Distributions
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         Monthly Principal Distributable Amount                        Current Payment    Ending Balance    Per $1,000     Factor
         Class A-1 Notes                                                            $0                $0         $0.00      0.00%
         Class A-2 Notes                                                            $0                $0         $0.00      0.00%
         Class A-3 Notes                                                   $25,522,000      $122,686,201        $57.12     27.46%
         Class A-4 Notes                                                            $0      $251,253,000         $0.00    100.00%
         Class B Notes                                                              $0       $27,907,000         $0.00    100.00%

         Interest Distributable Amount                                 Current Payment        Per $1,000
         Class A-1 Notes                                                            $0             $0.00
         Class A-2 Notes                                                            $0             $0.00
         Class A-3 Notes                                                      $469,326             $1.05
         Class A-4 Notes                                                      $933,824             $3.72
         Class B Notes                                                        $112,791             $4.04



    Carryover Shortfalls
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                                                                  Prior Period Carryover    Current Payment     Per $1,000
         Class A-1 Interest Carryover Shortfall                                     $0                $0            $0
         Class A-2 Interest Carryover Shortfall                                     $0                $0            $0
         Class A-3 Interest Carryover Shortfall                                     $0                $0            $0
         Class A-4 Interest Carryover Shortfall                                     $0                $0            $0
         Class B Interest Carryover Shortfall                                       $0                $0            $0


    Receivables Data
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                                                                      Beginning Period    Ending Period
         Number of Contracts                                                    30,485         29,504
         Weighted Average Remaining Term                                         29.64          28.71
         Weighted Average Annual Percentage Rate                                 6.34%          6.34%

         Delinquencies Aging Profile End of Period                       Dollar Amount     Percentage
              Current                                                     $366,211,859         90.68%
              1-29 days                                                    $31,096,638          7.70%
              30-59 days                                                    $5,148,434          1.27%
              60-89 days                                                      $699,338          0.17%
              90-119 days                                                     $284,588          0.07%
              120+ days                                                       $398,168          0.10%
              Total                                                       $403,839,026        100.00%
              Delinquent Receivables +30 days past due                      $6,530,528          1.62%



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         Write-offs
              Gross Principal Write-Offs for Current Period                   $136,004
              Recoveries for Current Period                                    $60,096
              Net Write-Offs for Current Period                                $75,907

              Cumulative Realized Losses                                    $6,372,514


         Repossessions                                                   Dollar Amount          Units
              Beginning Period Repossessed Receivables Balance                $824,698             44
              Ending Period Repossessed Receivables Balance                   $691,469             37
              Principal Balance of 90+ Day Repossessed Vehicles                $87,256              4



    Yield Supplement Overcollateralization
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         Beginning Period Required Amount                                   $2,122,423
         Beginning Period Amount                                            $2,122,423
         Ending Period Required Amount                                      $1,992,678
         Current Period Release                                               $129,745
         Ending Period Amount                                               $1,992,678
         Next Distribution Date Required Amount                             $1,867,036

    Reserve Account
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         Beginning Period Required Amount                                  $10,513,223
         Beginning Period Amount                                           $10,513,223
         Net Investment Earnings                                                $8,046
         Current Period Deposit                                                     $0
         Current Period Release to Collection Account                               $0
         Current Period Release to Depositor                                        $0
         Ending Period Required Amount                                     $10,513,223
         Ending Period Amount                                              $10,513,223


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